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                                LICENSE AGREEMENT


         AGREEMENT, dated as of October 31, 2002 (this "Agreement"), is made by and between United Currency Group, Inc., a New York corporation ("UCG") and Biofarm, Inc., a Nevada corporation ("Biofarm").

                              W I T N E S S E T H:

         WHEREAS, Biofarm is a public company registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission ("SEC"); and

         WHEREAS, UCG owns certain assets listed on Schedule I attached hereto (the "Licensed Assets"), that Biofarm desires to use, on the basis limited as set forth herein; and

         WHEREAS, UCG desires to enter into this License Agreement to license to Biofarm the Licensed Assets on the terms provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth in this Agreement, and for other good and valuable consideration, and intending to be legally and equitably to be bound hereby, the parties hereby agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the terms defined in this Section 1 shall have the following respective meanings. Capitalized terms used in this Agreement and not otherwise defined in this section shall have the meanings as may be elsewhere ascribed to them in this Agreement.

         1.1 AFFILIATE(S) shall mean, with respect to any specified Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person.

         1.2 EFFECTIVE DATE means the date of execution of this Agreement and the delivery of the documents and instruments required by Section 4 hereof by Biofarm to UCG.

         1.3 PERSONS(S) shall mean any individual or legal entity, including, without limitation, partnership, corporation, association, trust or unincorporated organization.

2.       PURPOSE; ADDITIONAL COVENANTS

         2.1 Subject to the terms and conditions herein, UCG agrees to license the Licensed Assets to Biofarm.

         2.2 Change of Control: For purposes hereof, a Change of Control shall be deemed to have occurred (a) if there has occurred a "change in control" as such term is used in Item 1(a) of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") or (b) if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Exchange Act. Biofarm covenants and agrees that, during the term of this Agreement, unless UCG gives its prior written consent, there will not be a Change of Control of Biofarm except to the extent a Change in Control is contemplated or effected by this Agreement.
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3.       OWNERSHIP RIGHTS

         3.1 Ownership. Until and unless the Put Option (as defined below) is exercised by UCG, all and any legal and equitable right, title and interest in and to the Licensed Assets, are retained by UCG which shall at all times be the sole absolute owner thereof, subject to (i) the restrictions and limitations contained herein and therein and (ii) UCG's partial or full exercise of the Put Option. In the event of a partial exercise of the Put Option, Biofarm shall share in the legal and equitable right, title and interest in and to the Licensed Assets to the extent and in direct proportion to the extent the Put Option is exercised by UCG.

         3.2 Grant of License. Upon the Effective Date, subject to the terms and conditions of this Agreement, UCG hereby grants to Biofarm, an irrevocable, exclusive, worldwide right and license, for a term beginning on the Effective Date and ending on the fifth anniversary of the Effective Date (the "Term") to use the Licensed Assets.

4.       CONSIDERATION

         4.1 Put Option. In consideration for the promises and agreements of UCG herein contained, Biofarm agrees to grant to UCG, a Put Option requiring Biofarm to purchase from UCG the Licensed Assets for three million (3,000,000) restricted shares (the "Shares") of the Common Stock, par value, $.001 per share, of Biofarm. Such Put Option shall be in form and substance as attached hereto as Exhibit A and shall be manually executed by and delivered by Biofarm to UCG upon execution of this Agreement.

5.       WARRANTIES AND DISCLAIMER OF WARRANTIES

         5.1 Mutual Representations. Biofarm represents and warrants to UCG, and UCG represents and warrants to Biofarm that it is under no obligation or restriction, and will not assume any obligation or restriction, that would prevent it from performing its obligations under this Agreement.

         5.2 UCG's Representations. UCG represents and warrants to Biofarm that:

         (a) UCG owns and/or has valid licenses in all rights, title and interest in and to and leases, as the case may be, for the Licensed Assets;

         (b) UCG is a validly existing corporation under the laws of the State of New York; the person executing this Agreement on behalf of UCG has the authority to execute, deliver and perform this Agreement, and such execution shall not result in a breach of any material contract to which UCG is a party, or, to the best of the knowledge, information and belief of UCG, any rule, law, regulation or the internal governing documents of UCG; and upon such execution and delivery of this Agreement, UCG shall be bound by the terms hereof and shall perform and be bound by the obligations, agreements and covenants required to be performed hereunder; and

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         (c) UCG is not prohibited or restricted by law or by contract from entering into this Agreement.

         5.3 Biofarm's Representations. Biofarm represents and warrants to UCG that:


                  (a) Biofarm is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

                  (b) Biofarm has the corporate power and has the authority to execute, deliver and perform this Agreement and the Put Option. The execution, delivery and performance by Biofarm of this Agreement and the Put Option has been duly authorized by the Board of Directors of Biofarm. No other corporate proceedings on the part of Biofarm or its stockholders are necessary to authorize the execution, delivery or performance by Biofarm of this Agreement and the Put Option. This Agreement and the Put Option has been duly executed and delivered by Biofarm and, assuming due execution and delivery thereof by UCG, are valid and legally binding agreements of Biofarm, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and general equity principles.

                  (c) Biofarm has full power and authority to own all of its properties and assets and to carry on its business, as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, if the failure to so qualify would have a material adverse effect on the business, financial condition or results of operations of Biofarm.

                  (d) The authorized capital stock of Biofarm consists of 25,000,000 authorized shares of Common Stock of which there are, as of the date hereof, 6,250,000 shares issued and outstanding. Each such share has been validly issued, and is fully paid and non-assessable. Biofarm has no commitments to issue or sell any shares of its capital stock or any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from Biofarm any shares of capital stock of Biofarm, and no securities or obligations evidencing any such rights are outstanding. Biofarm has reserved for issuance a sufficient number of restricted Shares to permit the full exercise of the Put Option. Upon delivery of the Shares pursuant to the Put Option, good and valid title to the Shares, free and clear of all liens, charges, pledges, security interests or other encumbrances, will pass to UCG. Other than the agreements which may be contemplated by this Agreement, the Put Option and the Shares are not subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting, dividend rights or disposition of the Put Option and the Shares.

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         5.4 Disclaimer of Warranties. THERE SHALL BE NO WARRANTIES, EXPRESS OR
IMPLIED, EXCEPT AS STATED IN THIS SECTION 5.4, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, USE, OR REQUIREMENT. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY INFORMATION OR MATERIALS FURNISHED BY ANY PARTY TO ANOTHER ARE PROVIDED ON AN "AS IS" BASIS.

6.       LIMITATION OF LIABILITY AND INDEMNIFICATION

         6.1 Limitation of Liability.

                  (a) Neither UCG, on the one hand, nor Biofarm, on the other hand, shall be liable for any delay or failure in performance of its or their obligations under this Agreement that results directly from any failure of the other party to perform its obligations as set forth in this Agreement.

                  (b) With the exception of claims for (i) personal injury or death, and (ii) any claims against a party arising out of its gross negligence, recklessness, misconduct or fraud, in no event shall any party be liable for any special, exemplary, incidental, indirect, or consequential damages of any kind, including any lost profits, lost savings, lost staff time or other economic damages arising out of or in connection with this Agreement, even if advised of the possibility of such damages.

         6.2      Termination.

                  (a) This Agreement and the Put Option may be terminated at anytime by the mutual written agreement of UCG and Biofarm.

                  (b) Biofarm may immediately terminate this Agreement and the Put Option by giving written notice to UCG upon the happening of any of the events specified in Subsection 6.2(d) below to, by or with respect to UCG.

                  (c) UCG may immediately terminate this Agreement and the Put Option by giving written notice to Biofarm upon the happening of any of the events specified in Subsection 6.2(d) below to, by or with respect to Biofarm.

                  (d) (i) Liquidation, filing for voluntary bankruptcy or insolvency; or

                         (ii) the appointment of a receiver or similar officer;
or

                         (iii) an assignment for the benefit of all or
substantially all its creditors; or

                         (iv) entry into an agreement for the composition,
extension, or readjustment of all or substantially all of its obligations; or

                         (v) the filing of a petition in bankruptcy under any
bankruptcy or debtor's law for relief or reorganization that is not dismissed within ninety (90) days of the filing; or

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                         (vi) any of the representations and warranties made in
Subsections 5.1, 5.2 or 5.3, as the case may be, were false or untrue when made or thereafter became false or untrue and such falsity or inaccuracy prohibits or materially impairs a party's ability to perform its obligations or rights under this Agreement; or

                         (vii) the breach of any material provision of this
Agreement;

                  (e) UCG may terminate this Agreement (i) if any of the representations and warranties made in the Put Option by Biofarm were false or untrue when made or thereafter become false or untrue and such falsity or inaccuracy prohibits or materially impairs UCG's rights under the Put Option; or
(ii) the breach of any material provision of the Put Option.

7.       TERM AND BREACH OF MATERIAL OBLIGATIONS

         7.1 Term. This Agreement shall come into force as of the Effective Date, and, subject to the provisions of Section 6 and Subsection 7.2, hereof, shall remain valid until the earlier of (i) UCG's exercise of the Put Option in full or (ii) the expiration of the Term of this Agreement.

         7.2 Breach of Material Obligations. In the event that a party fails to timely perform any of its material obligations under this Agreement, the non-breaching party has given written notice to the other party of such failure to perform, and the breach is not cured within ten (10) days, or such shorter period as provided for herein, from receipt of the notice, the non-breaching party may terminate any and all of its obligations under this Agreement to the breaching party, whereupon this Agreement and all of its terms and conditions, shall, ipso facto become and be null and void.

8.       MISCELLANEOUS

         8.1 Additional Instruments. Notwithstanding termination of this Agreement, the parties covenant and agree to execute and deliver any additional instruments or documents necessary to carry out the general intent of this Agreement, including such instruments as may be required by the laws of any jurisdiction, now in effect or hereinafter enacted, that may affect a party's rights, title or interest, as applicable, in and to any of the Licensed Assets governed hereby.

         8.2 Relationship of the Parties. Each of UCG and Biofarm are independent contractors, and nothing in this Agreement will create any partnership, joint venture, agency, franchise, sales representative or employment relationship between the parties. Except as expressly provided for herein, no party has the authority to act as agent for another party, or to conduct business in the name of such other party(ies) or to make statements, warranties or representations that exceed or are inconsistent with the representations, warranties and covenants provided hereunder.

         8.3 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

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         8.4 Severability. If any term or other provision of this Agreement is deemed invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected or impeached in any manner materially adverse to any party.

         8.5 Entire Agreement. This Agreement, together with the Schedule(s) and Exhibit(s) attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between UCG and Biofarm with respect to the subject matter hereof.

         8.6 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, duly authorized representatives of UCG and Biofarm.

         8.7 Notices. All notices, requests or other communications to any of the parties by another party shall be in writing and shall be deemed duly received on the earlier of the date the same is delivered in person or by a nationally recognized overnight courier or three (3) business days after the day deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or, upon the appropriate media confirmation of receipt, if sent via facsimile ("Fax") or electronic mail ("e-mail"), as follows:

         If to United Currency Group, Inc.:

                  Adam Swickle, President
                  United Currency Group, Inc.
                  99 Wall Street, 12th Floor
                  New York, New York 10005
                  Tel:     (212) 809-0900
                  Fax:     (212) 809-4153
                  e-mail:  naazdak@aol.com

         If to Biofarm, Inc.:

                  David R. Stith, President
                  Biofarm, Inc.
                  1244 Main Street
                  Linfield, Pennsylvania 19468
                  Tel:     (610) 495-8413
                  Fax:     (610) 495-8417
                  e-mail:   kenpii@aol.com

         Any party may designate by notice in writing to the others a new street or e-mail address or fax number to which notices, requests and other communications hereunder shall be given.

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         8.8 Applicable Law, Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

         8.9 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTIONS OR PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

         8.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         8.11 No Waiver. The failure of any party to enforce any provision of this Agreement shall not constitute a waiver of the right subsequently to enforce such provision, or any other provision of this Agreement.

         8.12 Force Majeure. No party shall be held liable for any failure to perform any of its obligations under this Agreement for as long as, and to the extent that such failure is due to an event of force majeure. An event of force majeure shall include general strikes, lockouts, acts of God, acts of war, mobilization of troops, fire, extreme weather, flood, or other natural calamity, embargo, acts of governmental agency, government or any other laws or regulations.

         8.13 Expenses. Except as expressly provided for in this Agreement, each party shall bear its own expenses incurred in connection with this Agreement.

         8.14 Assignment; Subcontracting; Third party Beneficiaries.

                  (a) This Agreement may not be assigned or otherwise transferred by either party, by operation of law or otherwise, without the express written consent of the other party.

                  (b) This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns, subcontractor or transferee, and nothing herein, express or implied, is intended to or shall confer upon any other person, including, without limitation, any union or any employee or former employee of any party, any legal or equitable right, benefit or remedy of any nature whatsoever, including, without limitation, any rights of employment for any specified period, under or by reason of this Agreement.

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         8.14 General and Number. Unless the context otherwise requires, when used herein, the singular includes the plural, and vice versa, and the masculine includes the feminine and neuter, and vice versa.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their duly authorized officers or representatives as of the date first above written.



UNITED CURRENCY GROUP, INC.                  BIOFARM, INC.



By:   /s/Adam Swickle                        By:    /s/David R. Stith
      --------------------------                    ---------------------------
      Adam Swickle                                  David R. Stith
      President                                     President

                                  Schedule "1"
                          To License Agreement between
                  United Currency Group, Inc. and Biofarm, Inc.


United Currency Group, Inc. hereby grants to Biofarm, Inc., the rights as contained within a License Agreement executed by the parties and annexed hereto:

1. The name SOES FX together with any and all interests in any trademarks.

2.        The domain name SOESFX.COM

3. The right to use and occupy up to 90% of the office space available at 99 Wall Street, 12th Floor, New York, New York. As of November 1, 2002 Biofarm shall be responsible for the payment of 90% of any future charges applicable under the current lease.

4. The telephone system and all related equipment, located at 99 Wall Street, 12th Floor, as well as the right to use any and all phone numbers currently available at the location. Biofarm and United Currency Group, Inc. shall apportion any charges relating to the use of such phone system in a manner fair and equitable to the parties.

5.        The computer network and all personal computers operating on same.

6. All printers and copy machines on the premises, it being understood that Biofarm shall be response for 90% of any recurring and or related maintenance costs.

7.        All furniture and fixtures currently contained on the premises.

8. Upon exercise of the put option, in whole or part, United Currency Group, Inc. hereby grants to Biofarm a like percentage interest in the security deposit currently held by the landlord of 99 Wall Street, New York, New York (currently approximately $40,000).

9.        The conference room table and chairs.